UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2020

New Asia Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55410	45-0460095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Beach Road #03-01 Singapore	189675
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65-6820-8885

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On September 18, 2020, New Asia Holdings, Inc. (the “Company”) entered into that certain Equity Purchase Agreement (the “Equity Purchase Agreement”) between the Company and Global Crypto Offering Exchange Ltd. (the “Subscriber”). Pursuant to the terms of the Equity Purchase Agreement, the Company agreed to sell to the Subscriber, and the Subscriber agreed to purchase, an aggregate of 50,000,000 restricted shares of the Company’s common stock at a per share purchase price of $0.01, for an aggregate purchase price of $500,000 (the “Share Purchase”). The Equity Purchase Agreement provides that the Share Purchase will be effected in 10 separate blocks (each, a “Block” and collectively, “Blocks”), with the first Block closing on September 18, 2020. In the first Block, the Subscriber purchased 2,000,000 shares for an aggregate purchase price of $20,000. The parties to the Equity Purchase Agreement agreed that each of the remaining nine Blocks will close within 12 months of September 18, 2020.

The Equity Purchase Agreement will terminate (i) upon the completion of the full Share Purchase, or (ii) on September 18, 2021. If the Equity Purchase Agreement terminates on September 18, 2021 prior to completion of the full Share Purchase, no additional shares may be purchased under the Share Purchase Agreement.

The parties to the Equity Purchase Agreement do not intend to effect a change in control as a result of entering into the Equity Purchase Agreement.

Item 3.02.Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The securities issuances described above were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption provided by Regulation S promulgated pursuant to the Securities Act. The issuances involved offers and sales of securities outside the United States. The offers and sales were made in offshore transactions and no directed selling efforts were made by the issuer, a distributor, their affiliates or any persons acting on their behalf.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Equity Purchase Agreement, dated September 18, 2020, between New Asia Holdings Inc. and Global Crypto Offering Exchange Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Asia Holdings, Inc.

Date: October 5, 2020	By:	/s/ Lin Kok Peng
Lin Kok Peng
Chief Executive Officer